UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 9, 2024

Date of report (date of earliest event reported)

Greenwave Technology Solutions, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41452	46-2612944
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4016 Raintree Road, Suite 300

Chesapeake, VA 23321

(Address of principal executive offices) (Zip Code)

(800) 490-5020

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	GWAV	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As disclosed in the Company’s Current Report on Form 8-K filed on August 3, 2023, on July 31, 2023, Greenwave Technology Solutions, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with certain institutional investors as purchasers (the “Investors”). Pursuant to the Purchase Agreement, the Company sold, and the Investors purchased, approximately $15,000,000, which consisted of approximately $13,968,750 in cash and $1,031,250 of existing debt of the Company which was exchanged for the notes and warrants issued in this offering in principal amount of senior secured convertible notes (the “Senior Notes”) and warrants. The transaction closed on August 1, 2023.

On March 20, 2024, the Company and the Investors entered into a Consent and Waiver (the “March Consent and Waiver”), pursuant to which the Investors agreed, among other things, not to convert the Senior Notes until May 20, 2024 if the average closing price of the Company’s common stock on the Nasdaq Capital Market on the three (3) most recent trading days was less than $0.25 (the “Conversion Prohibition”). On May 9, 2024, the Company and the Investors entered into a Waiver Agreement (the “Waiver Agreement”), pursuant to which the Company and the Investors decided to waive the Conversion Prohibition in the March Consent and Waiver.

A copy of the Waiver Agreement is attached hereto as Exhibit 4.1, and is incorporated herein by reference. The foregoing summary of the terms of the Waiver Agreement is subject to, and qualified in its entirety by, the Note Amendment.

Item 9.01(d) Financial Statements and Exhibits

Exhibits.

Number
4.1	Waiver Agreement, dated as of May 9, 2024, by and among Greenwave Technology Solutions, Inc. and the Purchasers party thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENWAVE TECHNOLOGY SOLUTIONS, INC.

By:	/s/ Danny Meeks
Name:	Danny Meeks
Title:	Chief Executive Officer

Date: May 9, 2024